Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-1
            Home Equity Loan Asset Backed Certificates, Series 2002-1
                          Master Servicer's Certificate

                                                            Due Period 4/30/2003
                                                    Determination Date 5/21/2003
                                                     Distribution Date 5/27/2003

I     Available in Certificate Account
      Principal collected on Mortgage Loans                                                                           21,226,651.16
      All Liquidation Proceeds with respect to Principal                                                                  89,126.07
      Recoveries on previously Liquidated Mortgages with respect to Principal                                                213.58
      Principal portion of Purchase Price on Repurchased Mortgage Loans                                                        0.00
      Substitution Adjustment with respect to Principal                                                                        0.00
                                                                                                                      -------------

                              Principal Distribution Amount                                                           21,315,990.81

      Interest collected on Mortgage Loans                                                                             4,658,432.52
      Interest portion of Purchase Price on Repurchased Mortgage Loans                                                         0.00
      Recoveries on previously Liquidated Mortgages with respect to Interest                                                   0.00
      Substitution Adjustment with respect to Interest                                                                         0.00
      Master Servicer Monthly Advances (net of Compensating Interest)                                                    986,712.44
      Reimbursement of previous months Servicer Advances                                                                (575,382.09)
      Compensating Interest                                                                                                8,100.34
      Investment Earnings on Certificate Account                                                                               0.00
                                                                                                                      -------------

                              Interest Remittance Amount                                                               5,077,863.21

      Amount not Required to be deposited                                                                                      0.00

                              Total available in the Certificate Account                                              26,393,854.02

II    Distributions                                                             Per $ 1,000                               Amount
                                                                                -----------                            -------------
1.    Aggregate Class AF -1A Distribution                                       38.88887001                            4,251,331.27

2.    Aggregate Class AF-1B Distribution                                        38.95119500                            3,829,291.98

3.    Aggregate Class A-2 Distribution                                          68.11522221                            4,613,444.00

4.    Aggregate Class A-3 Distribution                                          4.32500000                               296,651.75

5.    Aggregate Class A-4 Distribution                                          4.97500000                               249,695.25

6.    Aggregate Class A-5 Distribution                                          5.59166677                               174,515.92

7.    Aggregate Class A-6 Distribution                                          5.16666674                               244,176.67

8.    Aggregate Class A-7 Distribution                                          28.97622089                            6,519,649.70

9.    Aggregate Class MF-1 Distribution                                         5.47500000                               195,293.25

10    Aggregate Class MF-2 Distribution                                         5.88333333                               198,209.50

11.   Aggregate Class BF Distribution                                           6.21666654                               160,141.33

12.   Aggregate Class AV Distribution                                           20.16751375                            3,469,417.39

13.   Aggregate Class MV-1 Distribution                                         1.79555531                                24,186.13

14.   Aggregate Class MV-2 Distribution                                         2.28444485                                24,854.76

15.   Aggregate Class BV Distribution                                           2.86222222                                31,169.60

16.   Aggregate Class X-IO Distribution                                         0.00000000                             1,682,443.19

17.   Aggregate Class R Distribution                                                                                           0.00

18.   Aggregate Master Servicer Distribution                                                                             429,382.33
                                                                                                                       ------------

                                                        Total Distributions =                                         26,393,854.02

III   Certificate Class Balances                                                         Factor %                        Amount
                                                                                       ------------                  --------------

      Opening Senior Class A Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group I Certificates:
                        (a) Class AF-1A                                                  3.88384663%                   4,245,821.14
                        (b) Class AF-1B                                                  3.88384664%                   3,818,209.63
                        (c) Class A-2                                                  100.00000000%                  67,730,000.00
                        (d) Class A-3                                                  100.00000000%                  68,590,000.00
                        (e) Class A-4                                                  100.00000000%                  50,190,000.00
                        (f) Class A-5                                                  100.00000000%                  31,210,000.00
                        (g) Class A-6                                                  100.00000000%                  47,260,000.00
                        (h) Class A-7                                                   57.77940135%                 130,003,653.04
                                                                                                                     --------------
                                                                                                                     403,047,683.81

      Opening Subordinated Class MF & BF Certificate Balances as reported in prior Monthly Master Servicer Report for Group I Certificates:
                        (a) Class MF-1                                                 100.00000000%                  35,670,000.00
                        (b) Class MF-2                                                 100.00000000%                  33,690,000.00
                        (c) Class BF                                                   100.00000000%                  25,760,000.00
                                                                                                                     --------------
                                                                                                                      95,120,000.00

      Opening Senior Class AV Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group II Certificates:
                        (a) Class AV                                                    50.91042945%                  87,581,211.78

      Opening Subordinated Class MV & BV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:
                        (b) Class MV-1                                                 100.00000000%                  13,470,000.00
                        (c) Class MV-2                                                 100.00000000%                  10,880,000.00
                        (d) Class BV                                                   100.00000000%                  10,890,000.00
                                                                                                                     --------------
                                                                                                                     122,821,211.78

IV    Principal Distribution Amount

1(a). Basic Principal Amount                                                                      No.                     Amount
                                                                                                 -----                -------------
                        (a)  Stated principal collected                                                                1,247,753.43
                        (b)  Principal Prepayments                                                229                 19,978,897.73
                        (c)  Liquidation Proceeds                                                                         89,339.65
                        (d)  Repurchased Mortgage Loans                                             0                          0.00
                        (e)  Substitution Adjustment related to Principal                                                      0.00
                        (f)  Recoveries on previously Liquidated Mortgages with
                               respect to Principal                                                                            0.00
                                                                                                                      -------------
                                                           Total Basic Principal                                      21,315,990.81

1(b). Subordination Increase Amount                                                                                      359,507.10
                                                                                                                      -------------
                                                            Total Principal Distribution                              21,675,497.91

2(a). Class AF Principal Distribution Amount for Group I Certificates:

                                                                                    Per $ 1,000
                                                                                    -----------
                        1. Class AF-1A                                             38.83846634                         4,245,821.14
                        2. Class AF-1B                                             38.83846638                         3,818,209.63
                        3. Class A-2                                               64.30688882                         4,355,505.58
                        4. Class A-3                                                0.00000000                                 0.00
                        5. Class A-4                                                0.00000000                                 0.00
                        6. Class A-5                                                0.00000000                                 0.00
                        7. Class A-6
                             (a) Class A-6 Lockout Percentage                                          0.00%
                             (b)  Class A-6 Lockout Distribution Amount             0.00000000                                 0.00
       7                8. Class A-7                                               26.27503387                         5,911,882.62

2(b). Class MF & BF Principal Distribution Amount Group I Certificates:

                        1. Class MF-1                                               0.00000000                                 0.00
                        2. Class MF-2                                               0.00000000                                 0.00
                        3. Class BF                                                 0.00000000                                 0.00

2(c). Class AV Principal Distribution Amount Group II Certificates:

                        1. Class AV                                                19.43892891                         3,344,078.94

2(d). Class AV Principal Distribution Amount Group II Certificates:

                        1. Class MV-1                                               0.00000000                                 0.00
                        2. Class MV-2                                               0.00000000                                 0.00
                        3. Class BV                                                 0.00000000                                 0.00

2(e) Class M Applied Realized Loss for Group I Certificates:

                        1. Class MF-1                                               0.00000000                                 0.00
                        2. Class MF-2                                               0.00000000                                 0.00
                        3. Class BF                                                 0.00000000                                 0.00

2(f) Class B Applied Realized Loss for Group II Certificates:

                        1. Class MV-1                                               0.00000000                                 0.00
                        2. Class MV-2                                               0.00000000                                 0.00
                        3. Class BV                                                 0.00000000                                 0.00

                                                                                          Factor %                        Amount
                                                                                       ------------                  ---------------
      Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group I
      Certificates:
                        (a) Class AF-1A                                                 0.00000000%                            0.00
                        (b) Class AF-1B                                                 0.00000000%                            0.00
                        (c) Class A-2                                                  93.56931112%                   63,374,494.42
                        (d) Class A-3                                                 100.00000000%                   68,590,000.00
                        (e) Class A-4                                                 100.00000000%                   50,190,000.00
                        (f) Class A-5                                                 100.00000000%                   31,210,000.00
                        (g) Class A-6                                                 100.00000000%                   47,260,000.00
                        (h) Class A-7                                                  55.15189796%                  124,091,770.42
                                                                                                                     --------------
                                                                                                                     384,716,264.84

      Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer Report Group
      I Certificates:
                        (a) Class MF-1                                                100.00000000%                   35,670,000.00
                        (b) Class MF-2                                                100.00000000%                   33,690,000.00
                        (c) Class BF                                                  100.00000000%                   25,760,000.00
                                                                                                                     --------------
                                                                                                                      95,120,000.00

      Ending Senior Class AV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
      Certificates:
                        (a) Class AV                                                   48.96653656%                   84,237,132.84

      Ending Subordinated Class MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II Certificates:

                        (b) Class MV-1                                                100.00000000%                   13,470,000.00
                        (c) Class MV-2                                                100.00000000%                   10,880,000.00
                        (d) Class BV                                                  100.00000000%                   10,890,000.00
                                                                                                                     --------------
                                                                                                                     119,477,132.84

V     Interest Distribution Amount

      Fixed Rate Certificates

            (b)  Fixed Rate Certificates applicable Pass-Through Rate
                         1. Class AF-1A                                                1.46000%
                         2. Class AF-1B                                                3.48300%
                         3. Class A-2                                                  4.57000%
                         4. Class A-3                                                  5.19000%
                         5. Class A-4                                                  5.97000%
                         6. Class A-5                                                  6.71000%
                         7. Class A-6                                                  6.20000%
                         8. Class A-7                                                  5.61000%
                         9. Class MF-1                                                 6.57000%
                        10. Class MF-2                                                 7.06000%
                        11. Class BF                                                   7.46000%

      Variable Rate Certificates

            (b) LIBOR Rate                                                             1.32000%

                        1. Class AV                                                    1.61000%
                        2. Class MV-1                                                  2.02000%
                        3. Class MV-2                                                  2.57000%
                        4. Class BV                                                    3.22000%

      INTEREST REMITTANCE AMOUNT
         1. Interest collected on Mortgage Loans                                              4,658,432.52
         2. Interest advanced on Mortgage Loans                                                 411,330.35
         3. Compensating Interest on Mortgage Loans                                               8,100.34
         4. Substitution Adjustment interest                                                          0.00
         5. Purchase Price interest on repurchased accounts                                           0.00
         6. Liquidation Proceeds interest portion                                                     0.00
         7. Recoveries on previously Liquidated Mortgages with respect to Interest                    0.00
                    TOTAL INTEREST REMITTANCE AMOUNT                                                                   5,077,863.21

      Current Interest Requirement

          1. Class AF-1A  @ applicable Pass-Through Rate                                                                   5,510.13
          2. Class AF-1B @ applicable Pass-Through Rate                                                                   11,082.35
          3. Class A-2 @ applicable Pass-Through Rate                                                                    257,938.42
          4. Class A-3 @ applicable Pass-Through Rate                                                                    296,651.75
          5. Class A-4 @ applicable Pass-Through Rate                                                                    249,695.25
          6. Class A-5 @ applicable Pass-Through Rate                                                                    174,515.92
          7. Class A-6 @ applicable Pass-Through Rate                                                                    244,176.67
          8. Class A-7 @ applicable Pass-Through Rate                                                                    607,767.08
          9. Class MF-1 @ applicable Pass-Through Rate                                                                   195,293.25
         10. Class MF-2 @ applicable Pass-Through Rate                                                                   198,209.50
         11. Class BF @ applicable Pass-Through Rate                                                                     160,141.33
         12. Class AV @ applicable Pass-Through Rate                                                                     125,338.45
         13. Class MV-1 @ applicable Pass-Through Rate                                                                    24,186.13
         14. Class MV-2 @ applicable Pass-Through Rate                                                                    24,854.76
         15. Class BV  @ applicable Pass-Through Rate                                                                     31,169.60

      Interest Carry Forward Amount

          1. Class AF-1A                                                                              0.00
          2. Class AF-1B                                                                              0.00
          3. Class A-2                                                                                0.00
          4. Class A-3                                                                                0.00
          5. Class A-4                                                                                0.00
          6. Class A-5                                                                                0.00
          7. Class A-6                                                                                0.00
          8. Class A-7                                                                                0.00
          9. Class MF-1                                                                               0.00
         10. Class MF-2                                                                               0.00
         11. Class BF                                                                                 0.00
         12. Class AV                                                                                 0.00
         13. Class MV-1                                                                               0.00
         14. Class MV-2                                                                               0.00
         15. Class BV                                                                                 0.00
         16. Class X-IO                                                                               0.00

      Certificates Interest Distribution Amount
                                                                                    Per $ 1,000
                                                                                    -----------
          1. Class AF-1A                                                             0.05040368                            5,510.13
          2. Class AF-1B                                                             0.11272861                           11,082.35
          3. Class A-2                                                               3.80833338                          257,938.42
          4. Class A-3                                                               4.32500000                          296,651.75
          5. Class A-4                                                               4.97500000                          249,695.25
          6. Class A-5                                                               5.59166677                          174,515.92
          7. Class A-6                                                               5.16666674                          244,176.67
          8. Class A-7                                                               2.70118702                          607,767.08
          9. Class MF-1                                                              5.47500000                          195,293.25
         10. Class MF-2                                                              5.88333333                          198,209.50
         11. Class BF                                                                6.21666654                          160,141.33
         12. Class AV                                                                0.72858484                          125,338.45
         13. Class MV-1                                                              1.79555531                           24,186.13
         14. Class MV-2                                                              2.28444485                           24,854.76
         15. Class BV                                                                2.86222222                           31,169.60
                                                                                                                       ------------
                                                                                                                       2,606,530.59

VI    Credit Enhancement Information

                                                                                       Group I          Group II              Total
         (a)  Senior Enhancement Percentage                                             21.96%            33.64%             55.60%

         (b)  Overcollateralization Amount:

                  1. Opening Overcollateralization Amount                        12,683,784.02      7,461,499.72      20,145,283.74
                  2. Ending Overcollateralization Amount                         12,683,784.02      7,461,499.72      20,145,283.74
                  3. Targeted Overcollateralization Amount                       12,683,784.02      7,461,499.72      20,145,283.74
                  4. Subordination Deficiency                                             0.00              0.00               0.00
                  5. Overcollateralization Release Amount                                 0.00              0.00               0.00

VII   Trigger Information

         1.  (a)  60+ Delinquency  Percentage                                            8.62%            13.03%
             (b)  Delinquency Event in effect
                    (Group I > 50% or Group II > 40% of Sr. Enhacement)?                    NO                NO

         2.  (a) Cumulative Loss Percentage                                              0.30%             0.11%
             (b) Applicable Loss Percentage for current Distribution                     2.25%             3.25%
             (c) Cumulative Loss Trigger Event in effect                                    NO                NO

VIII  Pool Information                                                                            No.                    Amount
                                                                                                 -----               ---------------
            (a) Closing Mortgage Loan Principal Balance:

                  1.  Fixed Rate                                                                 7,030               492,520,048.86
                  2.  Adjustable Rate                                                            1,397               126,938,632.56

                          Total Closing Mortgage Loan Principal Balance:                         8,427               619,458,681.42

            (b)  Balloon Mortgage Loans

                  1.  Fixed Rate                                                                   405                28,491,812.94
                  2.  Adjustable Rate                                                                0                         0.00

                          Total Balloon Mortgage Loans:                                            405                28,491,812.94

            (c) Weighted Average Mortgage Rate:

                  1. Fixed Rate                                                                                              9.794%
                  2. Adjustable Rate                                                                                         9.144%

                          Total  Weighted Average Mortgage Rate                                                              9.661%

            (d) Weighted Average Net Mortgage Rate:

                  1. Fixed Rate                                                                                              9.281%
                  2. Adjustable Rate                                                                                         8.628%

            (e) Weighted Average Remaining Maturity:

                  1. Fixed Rate                                                                                              272.48
                  2. Adjustable Rate                                                                                         328.71

            (f) Weighted Average Original Maturity:

                  1. Fixed Rate                                                                                              313.00
                  2. Adjustable Rate                                                                                         359.00

IX    Delinquency Information                                                    No.                  %                  Amount
                                                                                ---------------------------------------------------
      A. Fixed Rate Mortgage Loans:
            (a) Delinquent Contracts:
                  1. 31 - 59 Day Accounts                                        393                5.20%             25,587,019.83
                  2. 60 - 89 Day Accounts                                        153                2.27%             11,169,918.26
                  3. 90+  Day Accounts                                           374                5.70%             28,088,931.32

            (b) Mortgage Loans - In Foreclosure                                  272                4.03%             19,872,391.08
            (c) REO Property Accounts                                             90                1.42%              7,004,240.88

      B. Adjustable Rate Mortgage Loans:
            (a) Delinquent Contracts:
                  1. 31 - 59 Day Accounts                                         99                6.82%              8,653,479.10
                  2. 60 - 89 Day Accounts                                         44                3.61%              4,581,650.14
                  3. 90+  Day Accounts                                           118                8.82%             11,200,487.06

            (b) Mortgage Loans - In Foreclosure                                   82                5.91%              7,499,713.26
            (c) REO Property Accounts                                             24                1.87%              2,372,569.97

      C. Total For All Mortgage Loans
            (a) Delinquent Contracts:
                  1. 31 - 59 Day Accounts                                        492                5.53%             34,240,498.93
                  2. 60 - 89 Day Accounts                                        197                2.54%             15,751,568.40
                  3. 90+  Day Accounts                                           492                6.34%             39,289,418.38

            (b) Mortgage Loans - In Foreclosure                                  354                4.42%             27,372,104.34
            (c) REO Property Accounts                                            114                1.51%              9,376,810.85

X     Realized Losses                                                                        No.                           Amount
                                                                                            -----                        ----------
            1. (a) Gross Realized Losses during the period                                      6                        448,846.75

               (b) Realized Losses during the period
                      1. Group I                                                                                         359,507.10
                      2. Group II                                                                                              0.00
                                                                                                                       ------------

                            Total                                                                                        359,507.10

               (c) Cumulative Gross Realized Losses                                           47                       4,851,547.54

               (d) Cumulative Realized Losses
                      1. Group I                                                                                       2,402,295.95
                      2. Group II                                                                                        225,540.74

                            Total                                                                                      2,627,836.69

               (e) Cumulative Applied Realized Losses

                            i. Class B-4                                                                                       0.00
                           ii. Class B-3                                                                                       0.00
                          iii. Class B-2                                                                                       0.00
                           iv. Class B-1                                                                                       0.00
                            v. Class M-2                                                                                       0.00
                           vi. Class M-1                                                                                       0.00

XI    Miscellaneous Information
      1. (a) Monthly Master Servicer Fee

                            i. Monthly Servicing Fee                                                                     267,139.24
                           ii. Mortgage Fees                                                                             149,834.81
                          iii. Mortgage Insurance Premium Reimbursement                                                   12,408.28
                           iv. Certificate Account Investment Earnings                                                         0.00

         (b) Amount of prior unpaid Master Servicing Fees paid with this distribution                                          0.00

         (c) Total Master Servicing Fees paid with this distribution                                                     429,382.33

         (d) Amount of unpaid Master Servicing Fees as of this distribution                                                    0.00


      2. (a) Opening Master Servicer Advance Balance                                                                  11,258,466.12

         (b) Current Advance (exclusive of Compensating Interest)                                                        986,712.44

         (c) Reimbursement of prior Master Servicer Advances                                                            (575,382.09)
                                                                                                                      -------------

         (d) Ending Master Servicer Advance Balance                                                                   11,669,796.47

      3. Current period Compensating Interest                                                                              8,100.34

      4. (a) Stepdown Date in effect?                                                                        NO